Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DUPREE MUTUAL FUNDS

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DUPREE MUTUAL FUNDS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 22, 2014

September 5, 2014

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), will be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507, on Wednesday, October 22, 2014, at 10:00 A. M., Lexington time, for the following purposes:

1.	Election of Trustees;
2.	Ratification of selection of Ernst & Young LLP as the independent certified public accountants for the Trust for the year ending June 30, 2015;
3.	Separate ratification of approval by each Series of the Trust (Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short to Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short to Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short to Medium Series, Intermediate Government Bond Series and Taxable Municipal Bond Series) of a new Investment Advisory Agreement with Dupree & Company, Inc. for each Series of the Trust; and
4.	Other business.

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Hilton Lexington Downtown Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered, mailed or transmitted to shareholders on September 19, 2014.

MICHELLE M. DRAGOO
Secretary

125 South Mill Street
Lexington, Kentucky 40507

YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States.

You may also vote by internet by going to the website www.proxyvote.com and following the instructions on the website, or by telephone by calling 1-800-690-6903, or in person at the annual meeting. Broadridge Financial Solutions, Inc. (“Proxy Solicitor”) has been engaged by the Trust to assist in the proxy solicitation process. In connection with internet and telephone voting, the Proxy Solicitor and the Trust will use procedures designed to authenticate each shareholder’s identity, to allow the shareholder to authorize the voting of his or her shares in accordance with the shareholder’s instructions, and to confirm that the shareholder’s instructions have been properly recorded.

Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON OCTOBER 22, 2014

This Proxy Statement and the 2014 Annual Report are available at:   http://www.dupree-funds.com/forms.html

DUPREE MUTUAL FUNDS

Annual Meeting of Shareholders

October 22, 2014

PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), for use at the Annual Meeting of Shareholders of the Trust to be held on Wednesday, October 22, 2014, 10:00 A.M. Lexington time at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, Kentucky 40507 and at any and all adjournments thereof. This Proxy Statement and related proxy card are first being delivered, mailed or transmitted to shareholders beginning on September 19, 2014.

Shareholders of the Trust are being asked to vote in favor of the nominees of the Board of Trustees of the Trust; in favor of ratification of the selection of Ernst & Young to serve as independent certified public accountants for the Trust for the year ending June 30, 2015; and voting separately by Series in favor of ratification of the approval of a new Investment Advisory Agreement with Dupree & Company, Inc. for each Series of the Trust.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. You may vote by internet by going to the website www.proxyvote.com and following the instructions provided on the website or you may vote by telephone by calling 1-800-690-6903 and following the instructions. You may also vote in person at the Annual Meeting. You may contact Dupree Mutual Funds at 1-800-866-0614 or 859-254-7741 for additional assistance. Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

Executed proxies that are unmarked will be voted as follows:

All Series:

1.	For the nominees of the Board of Trustees of the Trust in the election of Trustees;

2.	In favor of ratification of the selection of Ernst & Young, LLP to serve as independent certified public accountants for the Trust for the year ending June 30, 2015;

3.	In favor of ratification of approval by each Series of the Trust voting separately of the Investment Advisory Agreement with Dupree & Company, Inc.; and

4.	In favor of Proxy Holders’ use of discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

	1. ELECTION OF TRUSTEES	2. RATIFY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT	3. RATIFY INVESTMENT ADVISORY AGREEMENT	4. USE OF PROXY HOLDERS’ DISCRETION
Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE
Taxable Municipal Bond Series	CUMULATIVE VOTE	VOTE	VOTE	VOTE

A representative from Broadridge Financial Solutions, Inc. (“Broadridge”) will determine if a quorum is present and will tabulate the votes and serve as an inspector of election for the annual meeting. An additional inspector will be present at the meeting.

As of September 5, 2014, there were                              shares of beneficial interest of the Trust outstanding, being comprised of

Shares of Alabama Tax-Free Income Series

Shares of Kentucky Tax-Free Income Series

Shares of Kentucky Tax-Free Short-to-Medium Series

Shares of Mississippi Tax-Free Income Series

Shares of North Carolina Tax-Free Income Series

Shares of North Carolina Tax-Free Short-to-Medium Series

Shares of Tennessee Tax-Free Income Series

Shares of Tennessee Tax-Free Short-to-Medium Series

Shares of Intermediate Government Bond Series

Shares of Taxable Municipal Bond Series

all having no par value. As of September 5, 2014, no person was known to the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Kentucky Tax-Free Income Series.

As of September 5, 2014, the following persons were known to the Trust to be beneficial owners of shares of more than five percent (5%) of the outstanding shares of the following Series

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Alabama Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Mississippi Tax-Free Income Series (continued)

NC Tax-Free Income Series

NC Tax-Free Short-to-Medium Series

TN Tax-Free Income Series

TN Tax-Free Short-to-Medium Series

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
TN Tax-Free Short-to-Medium Series (continued)

Intermediate Government Bond Series

Taxable Municipal Bond Series

As of September 5, 2014, the current Trustees, and Officers of the Trust, as a group beneficially owned % directly or indirectly of the Kentucky Tax-Free Income Series.

Name(s) and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Ownership	Percent of Shares Held
Kentucky Tax-Free Income Series
James C. Baughman, Jr. 1999 Richmond Road Suite 2A Lexington, KY 40502	Shared investment and voting power
William A. Combs, Jr. 111 Woodland Avenue #510 Lexington, KY 40502-6423	Shared investment and voting power
C. Timothy Cone 201 West Short Street Lexington, KY 40507	Shared investment and voting power
Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504	Sole investment and voting power
Marc A Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502	Sole investment and voting power
Michelle M. Dragoo P.O. Box 1149 Lexington, KY 40588	Shared investment and voting power
Thomas P. Dupree, Sr. P.O. Box 1149 Lexington, KY 40588	Shared investment and voting power
Gay M. Elste P.O. Box 28 Versailles, KY 40383	Sole investment and voting power
Allen E. Grimes, III P.O. Box 1149 Lexington, KY 40588	Shared investment and voting power

As of September 5, 2014, the current Trustees and Officers of the Trust, as a group beneficially owned directly or indirectly less than 1% of the Kentucky Tax-Free Short-to-Medium Series, the Intermediate Government Bond Series and the Taxable Municipal Bond Series.

A copy of the Annual Report of Dupree Mutual Funds for the fiscal year ended June 30, 2014, including financial statements, has been mailed or made available via the internet to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 5, 2014, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the Annual Report may be obtained by shareholders free of charge by contacting the Trust at: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY, 40588-1149 or calling (800) 866-0614. Copies of the Annual Report will be mailed by first class mail or other equally prompt means within one business day of receipt of the request. Copies of the Annual Report may also be viewed via the Internet at www.dupree-funds.com.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. Cumulative voting allows a shareholder to multiply the number of votes they are entitled to cast by the number of Trustees for whom they are entitled to vote and cast the product of the multiplication for a single nominee or distribute the product among two (2) or more nominees. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees, in favor of selection of Ernst & Young LLP to serve as independent certified public accountants, in favor of ratification of the Investment Advisory Agreement with Dupree & Company, Inc. for and on behalf of each Series separately; and in favor of use of Proxy Holders discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present. With respect to proposals requiring approval of a majority of shareholders under the Investment Company Act of 1940 abstentions and broker no-votes will count towards a quorum. This will have the effect of a vote against those proposals. Abstentions and broker no-votes will not affect the outcome of the vote for Trustees.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 5, 2014.

1. ELECTION OF TRUSTEES

The Trust’s Board of Trustees has nominated the five (5) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All of the nominees are members of the present Board of Trustees of the Trust and all of the nominees are independent of the Trust’s Investment Adviser. The Trustees have determined to have the Board of Trustees be 100% independent. This means that the Trustees’ sole objective is to represent the shareholders of the Trust. Officers of the Investment Adviser will serve as officers of the Trust and attend all meetings of the Board of Trustees.

A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Nominees for Trustee

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years
William A. Combs, Jr. 111 Woodland Ave, #510 Lexington, KY 40502 Age: 74	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 26 Years of Service	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio	10	N/A

James C. Baughman, Jr. 1999 Richmond Road Suite 2A Lexington, KY 40502 Age: 51	Trustee and Chairman of Audit Committee of Dupree Mutual Funds	One Year Term; 7 Years of Service	Business consultant, CJN Advisors, LLC (2013-present); chief Executive Officer, Secretary, Treasurer, Director Office Suites Plus, Inc. (1998-2013; executive office space rental)	10	Advisory Board, Community Trust Bank, Lexington, KY

Nominees for Trustees (continued)

Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee During Past Five Years
C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 70	Trustee of Dupree Mutual Funds	One Year Term; 12 Years of Service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	10	N/A

Ann Rosenstein Giles 343 Waller Avenue, Suite 100 Lexington, KY 40504 Age: 62	Trustee of Dupree Mutual Funds	One Year Term; 3 Years of Service	Rosenstein Development, LLC (self-employed marketing consultant)	10

Marc A. Mathews, CPA, CTP 2104 Lakeside Drive Lexington, KY 40502 Age: 56	Trustee of Dupree Mutual Funds	One Year Term 3 Years of Service	Vice President for Finance and Business, Transylvania University, 2009 to date	10	Director, Bank of the Bluegrass

Ms. Giles and Messrs. Baughman, Combs, Cone and Mathews currently serve as Trustees of Dupree Mutual Funds and are standing for re-election. Set forth below is certain biographical information about the Trustee nominees, including a description of the specific experience, qualifications, attributes and skills that led to the conclusion that the person should serve as a member of our Board in light of the Trust’s business and structure.

James C. Baughman, Jr. - Mr. Baughman served until May, 2013 as the Chief Executive Officer, Secretary, Treasurer, and as a Director of Office Suites Plus, Inc. and its wholly owned subsidiary, Office Suites Plus Properties, Inc. (collectively “Office Suites Plus”). Office Suites Plus was a privately held business that provides high quality office and conference facilities with advanced technology and support services to corporations. Mr. Baughman is a self-employed business consultant with CJN Advisors, LLC. Mr. Baughman’s educational background is in the area of finance. His individual qualifications and skills include senior management experience in the areas of accounting and finance, marketing, advertising, strategic thinking and corporate governance.

William A. Combs, Jr. - Mr. Combs currently serves as an Officer and Director of Mercedes-Benz of Cincinnati, Ohio, Mercedes-Benz of West Chester, Ohio. He previously served as an Officer and Director of a family controlled lumber and supply business. His individual qualifications and skills include senior management experience, corporate governance, finance, strategic thinking and consensus building. Mr. Combs has served in leadership roles on numerous local civic boards.

C. Timothy Cone - Mr. Cone currently serves as the President of Gess, Mattingly & Atchison, P.S.C., a law firm based in Lexington, Kentucky. The principal areas of his law practice relate to Business Organizations and Transactions and Commercial Lending and Real Estate. His individual qualifications and skills include senior management experience in the areas of business formations, mergers and acquisitions, corporate governance, and strategic thinking. Mr. Cone has extensive experience with the Kentucky thoroughbred industry and he has served in leadership roles on numerous local civic boards.

Ann Rosenstein Giles –Ms. Giles is a self-employed marketing consultant. She has worked in various capacities in the advertising and marketing field in New York, Michigan, and Kentucky. Her individual qualifications and skills include senior management experience, marketing and advertising, strategic thinking, and business development.

Marc A. Mathews - Mr. Mathews serves as Vice President for Finance and Business for Transylvania University, a Lexington private institution of higher education. Mr. Mathews previously served as Treasurer and Controller of the University of Kentucky, and Senior Audit Manager for Pricewaterhouse Coopers, L.L.P. Mr. Mathews’ educational background is in Business Administration and Accounting, and he is a Certified Public Accountant and a Certified Treasury Professional. Mr. Mathews serves or has served on numerous local civic boards. His individual qualifications include senior management experience, corporate governance, finance, strategic thinking and consensus building.

Officers of the Trust (Not nominees for Trustee)
Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers	Other Directorships Held by Officers
Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 84	President of Dupree Mutual Funds Elected President by Trustees	One Year Term; 35 Years of Service	Chairman, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 52	Executive Vice President; elected Executive Vice President by Trustees	One Year Term; 9 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser);	N/A	N/A

Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 53	Vice President, Secretary, Treasurer; elected Vice President, Secretary & Treasurer by Trustees	One Year Term; 17 Years of Service as Vice President, 15 Years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Officers of the Trust (Not nominees for Trustee) continued:
Name, Address and Age	Position(s) held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers	Other Directorships Held by Officers
Eugene M. Gard 125 South Mill Street Lexington, KY 40507 Age: 34	Assistant Secretary; Assistant Treasurer; elected by Trustees	One Year Term; 1 Year of Service	Vice President, Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 63	Compliance Officer; elected by Trustees	One Year Term; 10 Years of Service as Compliance Officer; 33 Years of Service as legal counsel to Trust	Attorney at Law, Darsie & Elste; Anstruther Farm (cattle farming)	N/A	N/A

For the fiscal year ended June 30, 2014, the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $7,097,933

During the past five years none of the “Non-Interested” Trustees or any of their immediate family members has had any direct or indirect interest in the investment adviser of the Trust or of any entity having any direct or indirect control of the investment adviser.

Name of Trustee	Dollar Range of Equity Securities in the Trust as of September 5, 2014
James C. Baughman, Jr.	Over $100,000
William A. Combs, Jr.	Over $100,000
C. Timothy Cone	Over $100,000
Ann Rosenstein Giles	$1 - $10,000
Marc A. Mathews	$10,001 - $50,000

COMPENSATION FROM THE TRUST

		Pension or		Total Compensation
		Retirement		From Trust and
	Aggregate	Benefits Accrued	Estimated Annual	Trust Complex
Name of Person,	Compensation	As Part of Trust	Benefits Upon	Paid to Trustees/
Position	From Trust	Expenses	Retirement	Legal Counsel & Compliance Officer
James C. Baughman, Jr. Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
William A. Combs, Jr. Chairman, Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
C. Timothy Cone Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
Ann Rosenstein Giles Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
Marc A. Mathews Trustee	$25,000	None-No Pension or Retirement Plan	None	$25,000
Gay M. Elste Compliance Officer Legal Counsel	$43,177.50-Legal Services; $28,373.80-Compliance Officer	None-No Pension or Retirement Plan	None	$71,551

The Board of Trustees has authorized the payment of a fee of $24,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2015, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended.

The Board of Trustees has an audit committee, a nominating committee, and a valuation committee each comprised of all of the non-interested trustees, but it does not have an executive committee. The audit committee, the nominating committee and the valuation committee have been established pursuant to the Trust’s By-laws and not by separate charter. The audit committee receives the SEC required communication from the independent auditor, meets with the independent auditor to discuss the annual audit, internal controls and any additional issues or concerns identified by the auditor or Trustees. The audit committee also meets with the investment adviser/transfer agent to discuss the annual audit, internal controls and any additional issues. The audit committee then recommends to the Board of Trustees that the audited financial statements be included in the Annual Report to shareholders. The audit committee selects the independent auditor and recommends ratification of the selection to the Board of Trustees and shareholders of the Trust, identifies to the independent auditor any matters to be reviewed by the independent auditor, and approves the fees to be charged to the Trust by the independent auditor. The audit committee met twice during the fiscal year ended June 30, 2014, with all members in attendance. The audit committee has not identified a “financial expert,” believing that the collective experience and expertise of all of the audit committee members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

The nominating committee nominates the persons to serve as the Trustees, with said nominees to be submitted to the shareholders at their annual meeting. Potential nominees are identified by the Trustees and the qualifications of the nominees are evaluated by the Trustees in their capacities as members of the nominating committee. The nominating committee seeks persons with business, professional and educational backgrounds, and life experiences that demonstrate an ability and willingness to serve as stewards on behalf of the shareholders and prospective shareholders of the Trust. The nominating committee also seeks candidates that are cognizant of and supportive of the regulatory, business and compliance responsibilities inherent in the position as Trustee. The Trust has no separate diversity policy. The nominating committee will consider nominees recommended by security holders when a vacancy occurs among the Trustees, in which event any security holder needs to write to the Trust identifying the nominee and providing information about his/her qualifications. All shareholders may communicate directly to any officer or Trustee at their own addresses provided by this Proxy Statement, the Trust’s Annual Report or Statement of Additional Information. Shareholder communications may be sent to the Trust for forwarding to Trustees or officers. All shareholder communications will be relayed to the Trustees.

The officers of the Trust include a Chairman of the Board of Trustees, Chairmen of the Nominating and Audit committees, all of whom are selected by the Trustees from among their members, and a President; Executive Vice President; Vice President, Secretary and Treasurer; an Assistant Secretary and an Assistant Treasurer, all of whom are employees of the Investment Adviser and selected by the Trustees, and a Compliance Officer, selected by the Trustees and independent of the Investment Adviser. The Vice President, Secretary and Treasurer is one individual serving in the several capacities. The Compliance Officer is also the independent Legal Counsel to the Trust and Trustees. The Assistant Secretary and Treasurer is one individual serving in two capacities. No other person holds more than one position. The leadership structure is based on having Trustees who are independent of management, providing oversight of management and allowing all Trustees to participate in all committee activities, including quarterly meetings of the Trustees with the Trust’s Compliance Officer/Legal Counsel providing direct Risk Oversight independent from management. The structure is seen to maximize the participation and oversight of all Trustees.

All of the 2014 nominees attended the October 23, 2013, Annual Meeting of shareholders. During the fiscal year ended June 30, 2014, all Trustees attended at least 75% of the four meetings of the Board of Trustees, and all Trustees attended both meetings of the Audit Committee and the meeting of the Nominating Committee. The Valuation Committee did not meet during the fiscal year ended June 30, 2014.

The Board of Trustees does not have a compensation committee; however, all of the Trustees, being independent Trustees, determine both their own salaries and the fee arrangement for the Compliance Officer, the only Trust Officer directly compensated by the Trust. All of the Trustees have experience with business organizations and utilize their collective judgment to determine what they believe to be fair and reasonable compensation for the duties performed and responsibilities undertaken. Upon request, officers of the Trust may provide information to the Trustees concerning compensation paid to similarly situated directors or trustees of mutual funds. The Trustees do not engage external compensation consultants, but rather may consider comparably situated municipal bond fund compensation of directors, the expenses and size of the Trust and any new or additional responsibilities to be undertaken by the Trustees. No officers of the Trust participate in the Trustees deliberations concerning compensation.

At the October 23, 2013, Annual Meeting of Shareholders 164,089,089.451 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 98,816,378.842 shares were present and voting in person or by proxy, for a percentage of 60.221%.

2.  RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2015, will be submitted for ratification by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2015

The affirmative vote of a majority of the Trust’s outstanding voting securities is required for ratification of the selection of Ernst & Young LLP as defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are not expected to be in attendance at the annual meeting.

(a)	Audit Fees

For the fiscal years ended June 30, 2013 and June 30, 2014 Ernst & Young LLP billed the Trust $127,300 and $129,900 respectively for audit services provided to the Registrant.

(b)	Audit-Related Fees

Fees for audit related-services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under Audit fees were $9,500 and $-0- for fiscal years ended June 30, 2013 and 2014 respectively and for fiscal year 2013 consisted of review of transfer agent.

(c)	Tax Fees

For the fiscal year ended June 30, 2013 and June 30, 2014 Ernst & Young LLP billed the Trust $36,500 and $37,200 respectively for professional services for tax compliance, tax advice, and tax planning, which included preparation of the Trust’s federal and state tax returns and review of the Tax portions of the Trust’s Prospectus and Statement of Additional Information.

(d)	All Other Fees

For the fiscal years ended June 30, 2013 and June 30, 2014 Ernst & Young LLP billed the Trust $25,000 and $35,300 respectively for all other services which for fiscal year ended June 30, 2013 consisted of Anti-Money Laundering Advisory services ($7,300); Internal control agreed upon procedures ($9,700); and review of semi-annual report ($8,000). For fiscal year ended June 30, 2014 services consisted of examination of transfer agent ($9,700); Anti-Money Laundering Advisory services ($7,500); Internal control agreed upon procedures ($9,900) and review of semi-annual report ($8,200).

For the fiscal years ending June 30, 2013 and June 30, 2014, prior to recommending engagement of the independent auditors, the audit committee has received from Ernst & Young LLP a proposed scope of services to be provided during the forthcoming fiscal year. The proposed scope of services delineates the audit and permitted non audit services to be completed. In addition, during the course of any fiscal year, the audit committee may and has identified other areas for review by the independent auditors. Services are provided by the independent auditors only after approval by the audit committee. Communications between the independent auditors and the audit committee concerning the scope of services, both audit and non audit services, are made directly and not through management. All (100%) of the services described above in paragraphs (a) through (d) were approved by the audit committee. Ernst & Young LLP does not provide services for the Trust’s investment adviser absent pre-approval by the audit committee. For the fiscal years ended June 30, 2013 and June 30, 2014 Ernst & Young LLP engaged no persons other than its own full-time permanent employees to perform the audit of the Trust’s financial statements. For the fiscal years ended June 30, 2013 and June 30, 2014 Ernst & Young LLP billed the Trust $61,500 and $72,500 respectively for non-audit services. The audit committee does not consider the provision of the non-audit services to be incompatible with maintaining the principal accountant’s independence

3.  RATIFICATION OF NEW INVESTMENT ADVISORY AGREEMENTS FOR EACH SERIES OF THE TRUST – (Separate Vote of Each Series Required)

GENERAL BACKGROUND

Dupree & Company, Inc. (“Dupree”) currently serves as the investment adviser to each Series of the Trust pursuant to separate written investment advisory agreements previously approved by the shareholders of each Series. The Investment Advisory Agreement for each tax-free municipal bond Series is dated November 1, 2002 and was last submitted to a vote of the shareholders on October 18, 2011. The Investment Advisory Agreement for the Intermediate Government Bond Series is dated November 1, 1997 and was last submitted to a vote of the shareholders on October 29, 1997. The Investment Advisory Agreement for the Taxable Municipal Bond Series is dated October 26, 2010 and was last submitted to a vote of the shareholders on October 18, 2011. All of the investment advisory agreements expire on October 31, 2014, and new agreements between the Trust and Dupree need to be adopted for each Series. Effective November 1, 2014, assuming shareholder approval of the new investment advisor agreements, the voting stock of Dupree will be transferred from Thomas P. Dupree, Sr. to his daughters, Lamar Dupree Grimes (49% of stock) and Harriet Dupree Bradley (49% of stock) and Mr. Dupree’s son-in-law, Allen E. Grimes, III (2% of stock). Each new agreement will remain in effect during the period November 1, 2014 through October 31, 2016. Thereafter, at least annually the investment advisory agreements for each Series must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree or the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Each new investment advisory agreement is subject to termination by either party without penalty on sixty (60) days written notice to the other party, and it terminates automatically in the event of its assignment

Under the current and new investment advisory agreements for each of the eight tax-free municipal bond Series and the Taxable Municipal Bond Series, Dupree is compensated for its services at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000; ..40 of 1% of the average daily net assets between $150,000,001 and $500,000,000; and .35 of 1% of the average daily net assets between $500,000,000 and $750,000,000; .30 of 1% of the average daily net assets between $750,000,001 and $1,000,000,000 and .25 of 1% of the average daily net assets in excess of $1,000,000,000.

Fee	Average Daily Net Assets
.50 of 1%	Up to 100,000,000
.45 of 1%	$100,000,001 up to $ 150,000,000
.40 of 1%	$150,000,001 up to $ 500,000,000
.35 of 1%	$500,000,001 up to $ 750,000,000
.30 of 1%	$750,000,001 up to $1,000,000,000
.25 of 1%	Over $1,000,000,000

Under the current and new investment advisory agreement for the Intermediate Government Bond Series, Dupree is compensated for its services at the annual rate of .20 of 1% of the average daily net assets.

Pursuant to the terms of all ten current and new investment advisory agreements, Dupree provides investment supervisory services, office space and facilities and corporate administration. Specifically, Dupree obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of the Series’ assets in a manner consistent with the Series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, Dupree provides for the Series’ office needs, maintains the Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of the Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust.

Pursuant to the current and new agreements Dupree also provides accounting services for all portfolio holdings, including preparing and supervising publication of daily net asset value quotations and other financial data, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree does not render investment advisory services to any other clients. Dupree personnel provide active and extensive monitoring of the investment portfolios on a daily basis and report on the investment performance of each Series to the Trustees at their scheduled quarterly meetings.

Pursuant to the current investment advisory agreements Dupree was paid the following amounts for services as investment adviser for the fiscal year ending June 30, 2014 (after fee waivers):

Alabama Tax-Free Income Series	$ 92,261
Kentucky Tax-Free Income Series	3,576,703
Kentucky Tax-Free Short-to-Medium Series	422,165
Mississippi Tax-Free Income Series	25,717
North Carolina Tax Free Income Series	455,288
North Carolina Tax-Free Short-to-Medium Series	132,299
Tennessee Tax-Free Income Series	511,018
Tennessee Tax-Free Short-to-Medium Series	53,656
Intermediate Government Bond Series	43,463
Taxable Municipal Bond Series	67,371

Dupree voluntarily waived or reimbursed fees in the amounts of $19,345 and $19,438 for the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series, respectively, during this period. Dupree has agreed not to seek to recoup these waived or reimbursed fees.

For the fiscal year ending June 30, 2014, Dupree & Company, Inc. was paid $1,679,209 for services provided as Transfer Agent for all Series of the Trust. The Transfer Agent fee is based on the net asset value of the Trust and is computed at the annual rate of .15 of 1% on the first $20,000,000 and .12 of 1% of all amounts in excess of $20,000,000 for each Series

It is anticipated that for the twelve months ending June 30, 2015, the above listed Transfer Agent fees will remain approximately the same.

Pursuant to the new agreements, Dupree will continue to serve as the investment adviser to each of the Series. To do so, the shareholders of each of each Series are being asked to separately approve a new investment advisory agreement for each Series. The new investment advisory agreements will be similar in all material respects to the current investment advisory agreements with Dupree, except the effective and termination dates. If approved, the new investment advisory agreements would not result in changes to any Series’ investment objectives or principal investment strategies, and would not cause an increase in any Series’ investment advisory fee rates or total expenses.

The provisions of the new investment advisory agreements regarding expenses are identical to the provisions contained in the existing investment advisory agreements. Under the terms of the new investment advisory agreements, Dupree will bear all expenses assumed by the adviser or that are required to be borne by the adviser. Each Series shall be responsible for custody fees and other charges and expenses of its operation, such as compensation of the independent Trustees, independent accountants, and legal counsel.

The effective dates of the new investment advisory agreements will be November 1, 2014.

The names, titles, addresses, and principal occupations of each Director and the principal executive officers of Dupree & Company, Inc. are set forth below:

Name and Address*	Title	Principal Occupation
Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507	Chairman, Director	Dupree & Company, Inc.
Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507	President, Director	Dupree & Company, Inc.
Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507	Vice President, Secretary, Treasurer	Dupree & Company, Inc.
Eugene M. Gard 125 South Mill Street Lexington, KY 40507	Vice President	Dupree & Company, Inc.
Harriet Dupree Bradley 125 South Mill Street Lexington, KY 40507	Director	Dupree Catering and Events, LLC President/Owner
Lamar Dupree Grimes 125 South Mill Street Lexington, KY 40507	Director	Director, Dupree & Company, Inc.

Thomas P. Dupree, Sr. is the President of the Trust and Chairman of Dupree & Company, Inc. and is currently the sole owner of the voting stock of Dupree & Company, Inc. Effective November 1, 2014, assuming shareholder approval of the new Investment Advisory Agreements, ownership of the voting stock will be transferred to Mr. Dupree’s daughters and son in law. Lamar Dupree Grimes and Harriet Dupree Bradley will each own 49% of the voting stock and Allen E. Grimes, III will own 2% of the voting stock if the new agreements between the Trust and Dupree are approved by the shareholders. Currently and as of November 1, 2014 Mr. Dupree owns 65.94% of the non-voting stock of Dupree, with the remaining 34.06% of the non-voting stock of Dupree & Company, Inc. being held individually and/or in trust for the benefit of three of Mr. Dupree’s children, Lamar Dupree Grimes, Harriet Dupree Bradley, and David G. Dupree. After the proposed transfer of voting stock, Mr. Dupree will continue to be the majority holder of the non-voting stock of Dupree & Company, Inc.

As a shareholder of the Trust, you are being asked to consider and vote separately to approve a new investment advisory agreement between the Trust and Dupree & Company, Inc. for the Series in which you hold shares.

EVALUATION OF THE PROPOSAL BY THE TRUSTEES

At a separate meeting of the Board of Trustees held on August 27, 2014 to consider new investment advisory agreements for each Series of the Trust, the Trustees considered the matter and voted unanimously to approve new investment advisory agreements for each Series and to place the proposal before the shareholders of each Series.

In preparation for the August 27, 2014 meeting, the Trustees requested and reviewed materials provided by Dupree. These materials included the following: Dupree’s audited financial statements for the twelve month period ended December 31, 2013; unaudited financial statements for the three month period ended March 31, 2014; Dupree’s Privacy Policy; Dupree’s Code of Ethics Report; and each Series’ performance and portfolio characteristics since Dupree became the investment adviser. The Board also requested and reviewed reports prepared using data from Morningstar® and Lipper, independent sources of investment company data, relating to each Series’ performance and expenses, compared to the performance and expenses of its peer group. The Board also requested and reviewed reports from the Mutual Fund Directors Forum.

In considering whether to approve new investment advisory agreements for each of the tax-free municipal bond Series, the Intermediate Government Bond Series, and the Taxable Municipal Bond Series, the Trustees reviewed the following factors with respect to each Series: (1) the nature, extent and quality of services provided by Dupree & Co. to each Series; (2) the investment performance of each Series; (3) the costs of the services provided to each Series and the profits realized or to be realized by Dupree & Co. from its relationship with the Trust; (4) the extent to which economies of scale have been realized as each Series grows; (5) whether the level of fees reflects those economies of scale for the benefit of investors in the Series; (6) comparisons of services and fees with contracts entered into by Dupree & Co. with other clients; and (7) other benefits derived or anticipated to be derived by Dupree & Co. from its relationship as investment adviser to the Trust.

Nature, Extent and Quality of Services

Pursuant to each agreement, Dupree provides investment supervisory services, office space and facilities and corporate administration. Specifically, Dupree obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each Series’ assets in a manner consistent with the series’ investment objectives and to implement this program by selecting the securities to be purchased or sold by the Series and placing orders for such purchases and sales. In addition, Dupree provides for the Series’ office needs, maintains each Series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each Series’ shares, staffs the Series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, independent legal counsel), and permits its officers and employees to serve as officers of the Trust, all without additional cost to the Trust. Dupree provides accounting services for all portfolio holdings, prepares required reports to shareholders, and prepares necessary SEC filings on a timely basis. Dupree does not render investment advisory or transfer agent services to any other clients.

The Trustees considered that Dupree is an experienced investment adviser whose investment professionals have managed the several Series of the Trust since the inception of each Series. Dupree’s personnel provide active and extensive monitoring of the investment portfolios daily and report on the investment performance of the Series to the Trustees at their scheduled quarterly meetings. The Trustees considered that Dupree has carried out these responsibilities in a professional manner over the years.

The Trustees considered, among other things, the performance of each of the Series, as discussed below.

Performance

The Trustees considered the performance of each Series during historical and recent periods and compared to (i) standardized industry performance data, (ii) the performance of comparable mutual funds and (iii) the performance of recognized indices.

The Trustees considered the comparative performance and expense data for each Series prepared by Morningstar®, an independent source of investment company data, annualized for 1, 3, 5 and 10 years as compared with other single state funds or government bond funds. Morningstar®, Inc. comparative performance and expense data was considered for a 1 and 3 year period for the Taxable Municipal Bond Series since it has been in existence only since November 1, 2010. The Trustees also considered comparative performance and expense data for each Series prepared by Lipper®, an independent source of investment company data, annualized for the 3, 5 and 10 years as compared with other single state funds or government bond funds. Lipper® comparative performance and expense data was considered for a 3 year period for the Taxable Municipal Bond Series. The Trustees noted that, for the most part, the Series’ total returns over the periods reviewed have exceeded or have been in line with the total return of the benchmark index for each Series. For additional detail about the considerations for each Trust Series, see the “Series-by-Series Factors” section below.

Cost and Profitability

The Trustees reviewed the audited (twelve months ended December 31, 2013) and unaudited financial statements (three months ended March 31, 2014) of Dupree & Company, Inc and statements of Dupree & Company Inc.’s revenues and costs of and profits from furnishing services to each Series (twelve months ended December 31, 2013). The Investment Adviser’s revenues and costs of and profits from furnishing services to each Series are allocated to each Series according to each Series’ identifiable costs and according to the size of the Series in relation to the total size of the Trust. The Trustees considered the Investment advisory fees paid to Dupree, expressed in dollar terms and as a percentage of assets under management. The Trustees considered and reviewed information concerning the costs incurred and profits derived by Dupree for services rendered in its capacity as investment adviser to each Series since the inception of each Series.

Fees Charged by Other Advisers

The Trustees considered information regarding fees paid to other advisers for managing similar investment portfolios. The Trustees received comparative fee information for comparable peer group funds prepared by Morningstar®, Inc. and Lipper ®. The Trustees considered Advisor Profitability as analyzed by the Mutual Fund Directors Forum. The Trustees considered that the proposed advisory fees to be paid to Dupree for its services to each Series are comparable to the advisory fees charged to other similar portfolios.

Economies of Scale

In addition to considering that Dupree’s fees are comparable to fees charged to other similar portfolios, the Trustees also considered that economies of scale are integrated into the expense formulation.

Dupree has identified certain “economies of scale” that inure to its benefit as the net assets of each Series of the Trust increase in size. In recognition of this, Dupree has agreed to an advisory fee structure that incorporates breakpoints as the net assets of each Series of the Trust increase in size. More specifically, as the net assets of a given Series of the Trust increase in size, the management fee earned by Dupree decreases as a percentage of net assets. The advisory fee structure starts out at .50 of 1% for the first $100 million under management and progressively declines to a low of .25 of 1% once the net assets of a Series exceed $1 billion (the complete advisory fee schedule is set forth on Page 2). The Trustees considered that under the aforementioned expense formulation, certain economies of scale inure to the benefit of investors in the Trust. To date, only the Kentucky Tax-Free Income Series has reached a breakpoint resulting in a lower percentage fee.

Fee Comparison with Other Clients

The only client served by Dupree is the Trust, so there are no applicable fee comparisons.

Other Benefits

The Trustees considered that Dupree derives a financial benefit from its advisory relationship with the Trust. The sole benefit that accrues to Dupree is an increase in total fees received as each Series increases in net asset size. The benefit to the shareholders of each Series is that Dupree’s fees decrease on a percentage basis as total net assets under management increase. Dupree reported no other indirect benefits attributable to management of the Series, including, but not limited to, soft dollar arrangements.

Series-by-Series Factors

Alabama Tax-Free Income Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 7 portfolio purchase transactions and 20 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $16,789 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of five stars.
•	As of July 31, 2014, the Series Gross Expense Ratio was 0.78%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Intermediate” category in 2013 was 0.94%.

Kentucky Tax-Free Income Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 35 portfolio purchase transactions and 57 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $16,455 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of five stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.57%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Intermediate” category in 2013 was 0.94%.

Kentucky Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 6 portfolio purchase transactions and 16 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $13,924 as compared to $17,019 for the BarCap Municipal Bond Index. The Bar Cap Municipal Bond Index reflects no deduction for fees or expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of four stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.72%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Short” category in 2013 was 0.86%.

Mississippi Tax-Free Income Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 7 portfolio purchase transactions and 7 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $16,593 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of five stars.
•

As of July 31, 2014, the Series Expense Ratio was 0.89% (after waiver of fees). The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Intermediate” category in 2013 was 0.94%.

North Carolina Tax-Free Income Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 9 portfolio purchase transactions and 15 portfolio sale transactions.

•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $16,165 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of five stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.71%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Intermediate” category in 2013 was 0.94%.

North Carolina Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 11 portfolio purchase transactions and 11 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $14,057 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of three stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.78%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Short” category in 2013 was 0.86%.

Tennessee Tax-Free Income Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 18 portfolio purchase transactions and 56 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $15,927 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of four stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.69%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Intermediate” category in 2013 was 0.94%.

Tennessee Tax-Free Short-to-Medium Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 6 portfolio purchase transactions and 18 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $13,582 as compared to $17,019 for the BarCap Municipal Bond Index. The BarCap Municipal Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of three stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.86%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Municipal Single State Short” category in 2013 was 0.86%.

Intermediate Government Bond Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 3 portfolio purchase transactions and 9 portfolio sale transactions.
•

As of July 31, 2014, the ten year growth of $10,000 invested in the Series was $16,116 as compared to $16,835 for the BarCap U.S. Government Bond Index. The BarCap U.S. Government Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series received an overall Morningstar® rating of four stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.54%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Intermediate Government” category in 2013 was 0.94%.

Taxable Municipal Bond Series

Factors considered at meeting of August 27, 2014

•	For the six months ended December 31, 2013, the Investment Adviser processed 7 portfolio purchase transactions and 27 portfolio sale transactions.
•

As of July 31, 2014, the three year growth of $10,000 invested in the Series was $13,143 as compared to $11,292 for the BarCap Taxable Municipal Bond Index. The BarCap Taxable Municipal Bond Index reflects no deduction for fees and expenses.

•	As of July 31, 2014, the Series had an overall Morningstar® rating of four stars.
•	As of July 31, 2014, the Series Expense Ratio was 0.83%. The average expense ratio calculated by Morningstar’s® “U.S. Open End Long-Term Bond” category in 2013 was 0.92%.

CONCLUSION

In conclusion, the Trustees noted that the services to be provided by Dupree under the new investment advisory agreements do not materially differ from those provided under the existing investment advisory agreements. Furthermore, the Trustees concluded that the advisory fee rates are reasonable in relation to the services to be provided and that the new investment advisory agreements are in the best interests of the respective Series’ shareholders. Accordingly the Board of Trustees recommends that shareholders of each Series vote “For” the proposal approving new investment advisory agreements for each Series.

The affirmative vote of a majority of each Series’ outstanding voting securities is required for ratification of each Investment Advisory Agreement. As defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

If approved, each Investment Advisory Agreement will be in effect for an initial two year term commencing November 1, 2014. Thereafter, the Investment Advisory Agreement may be continued for additional one year terms by specific approval by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the Series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Trust has sent to registered shareholders, the Trust is sending only one copy of its annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Trust that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card. The Trust understands that the brokerage community has mailed similar notices to holders of Trust shares who hold their shares in street name. This practice, known as “householding,” is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserves natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications should contact their broker if they are a street name shareholder, or if they are a registered shareholder, should contact the Trust. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future, may also notify their broker or the Trust. The Trust will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to: Dupree Mutual Funds, P.O. Box 1149, Lexington, KY 40588, 859-254-7741 or 1-800-866-0914.

SHAREHOLDERS’ PROPOSALS

If a shareholder wishes to present a proposal at the 2015 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust’s Lexington office prior to May 15, 2015. Any proposal received after July 31, 2015 will be considered to be untimely. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY TABULATOR P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. Remember that equal shares of total votes will be allocated to the non-withheld trustees as nominated. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M78287-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. Equal shares of total votes will be allocated to the non-withheld trustees as nominated. For Withhold For All 1. ELECTION OF TRUSTEES All All Except Nominees: 01) James C. Baughman, Jr. 04) Ann Rosenstein Giles 02) William A. Combs, Jr. 05) Marc A. Mathews 03) C. Timothy Cone For Against Abstain 2. APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. 3. APPROVAL OF INVESTMENT ADVISORY AGREEMENT. 4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. For address changes and/or comments, please check this box and write them on the back where indicated. Yes No The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 19, 2014. All joint owners, all Trustees and other required co-signees, etc. MUST sign. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate of?cer, please give full title. Please indicate if you plan to attend this meeting. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS: THE PROXY STATEMENT IS AVAILABLE AT www.dupree-funds.com/forms.html Your vote is important. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting. M78288-TBD DUPREE MUTUAL FUNDS PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL MEETING OF SHAREHOLDERS OCTOBER 22, 2014 The undersigned hereby constitutes and appoints ALLEN E. GRIMES, III and MICHELLE DRAGOO and each of them, with full power of substitution, to represent the UNDERSIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Hilton Lexington Downtown Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on WEDNESDAY, OCTOBER 22, 2014 at 10:00 A.M., Lexington time, and at any adjournments thereof to vote all of the shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE UNDERSIGNED SHAREHOLDER ON THE MATTERS PROPOSED ON THE REVERSE SIDE BY THE TRUST. IF THE PROXY IS SIGNED BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN AND DATE ON THE REVERSE SIDE. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)